UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2011

UNIONTOWN ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52560	98-0441419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

314 – 837 West Hastings Street, Vancouver, BC V6C 3N6
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (604) 642-6410

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02	Termination of a Material Definitive Agreement

On February 10, 2011 the property purchase agreement between Uniontown Energy Inc., (“us”, “we”, “our”) and JayHawk Energy Inc., (“JayHawk”) was terminated. The agreement called for the acquisition by us of a certain parcel of land containing a coal seam natural gas property located in Bourbon County, Kansas for a total of $125,000. The agreement was terminated because the transaction did not close prior to the stipulated closing date. There were no early termination penalties associated with the termination of the above agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIONTOWN ENERGY INC.

/s/ Terry Fields
Terry Fields
President and Director
Date: February 16, 2011